                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.4

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                     $  186,933.06
        Available Funds:
                  Contract Payments due and received in this period                                             1,949,245.61
                  Contract Payments due in prior period(s) and received in this period                            194,092.71
                  Contract Payments received in this period for next period                                        11,643.21
                  Sales, Use and Property Tax payments received                                                    47,817.70
                  Prepayment Amounts related to early termination in this period                                   20,905.42
                  Servicer Advance                                                                              1,242,243.19
                  Proceeds received from recoveries on previously Defaulted Contracts                                   0.00
                  Transfer from Reserve Account                                                                 4,108,975.56
                  Interest earned on Collection Account                                                             2,460.41
                  Interest earned on SPG Account                                                                      561.59
                  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03           0.00
                  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
                    < Predecessor contract)                                                                             0.00
                  Amounts paid under insurance policies                                                                 0.00
                  Maintenance, Late Charges and any other amounts                                                       0.00
                                                                                                               -------------
        Total Available Funds                                                                                   7,764,878.46
        Less: Amounts to be Retained in Collection Account                                                        138,546.22
                                                                                                               -------------
        AMOUNT TO BE DISTRIBUTED                                                                                7,626,332.24
                                                                                                               =============

        DISTRIBUTION OF FUNDS:
                  1.      To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                0.00
                  2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances              194,092.71
                  3.      To Noteholders (For Servicer Report immediately following the Final Additional
                            Closing Date)
                                a) Class A1 Principal and Interest                                                      0.00
                                a) Class A2 Principal (distributed after A1 Note matures) and Interest                  0.00
                                a) Class A3 Principal (distributed after A2 Note matures) and Interest                  0.00
                                a) Class A4 Principal (distributed after A3 Note matures) and Interest          7,303,998.64
                                a) Class A5 Principal (distributed after A4 Note matures) and Interest                  0.00
                                b) Class B Principal and Interest                                                   6,936.71
                                c) Class C Principal and Interest                                                  14,158.23
                                d) Class D Principal and Interest                                                  10,073.93
                                e) Class E Principal and Interest                                                  16,805.70

                  4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                       0.00
                  5.      To Issuer - Residual Principal and Interest and Reserve Account Distribution
                                a) Residual Interest (Provided no Restricting or Amortization
                                   Event in effect)                                                                     0.00
                                b) Residual Principal (Provided no Restricting or Amortization Event
                                   in effect)                                                                           0.00
                                c) Reserve Account Distribution (Provided no Restricting or Amortization
                                   Event in effect)                                                                     0.00
                  6.      To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any
                            other amounts                                                                          50,839.70
                  7.      To Servicer, Servicing Fee and other Servicing Compensations                             29,426.63
                                                                                                               -------------
        TOTAL FUNDS DISTRIBUTED                                                                                 7,626,332.24
                                                                                                               =============

                                                                                                               -------------
        End of Period Collection Account Balance (Includes Payments in Advance & Restricting Event
          Funds (if any))                                                                                         138,546.22
                                                                                                               =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                               4,104,190.93
            - Add Investment Earnings                                                                               4,784.63
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                            0.00
            - Less Distribution to Certificate Account                                                          4,108,975.56
                                                                                                               -------------
End of period balance                                                                                                   0.00
                                                                                                               =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
                                                                                                               -------------
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                      4,104,190.93
                                                                                                               =============

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Pool A                              55,069,515.05
                               Pool B                              14,082,685.41
                                                                   -------------
                                                                                                  69,152,200.46
Class A Overdue Interest, if any                                            0.00
Class A Monthly Interest - Pool A                                     326,516.33
Class A Monthly Interest - Pool B                                      83,498.59

Class A Overdue Principal, if any                                           0.00
Class A Monthly Principal - Pool A                                  5,003,366.69
Class A Monthly Principal - Pool B                                  1,890,617.02
                                                                   -------------
                                                                                                   6,893,983.71
Ending Principal Balance of the Class A Notes
                               Pool A                              50,066,148.36
                               Pool B                              12,192,068.39
                                                                   -------------
                                                                                                  -------------
                                                                                                  62,258,216.75
                                                                                                  =============
IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Class A1                                     0.00
                               Class A2                                     0.00
                               Class A3                                     0.00
                               Class A4                            69,152,200.46
                               Class A5                                     0.00
                                                                   -------------

Class A Monthly Interest                                                                          69,152,200.46
                               Class A1 (Actual Number Days/360)            0.00
                               Class A2                                     0.00
                               Class A3                                     0.00
                               Class A4                               410,014.92
                               Class A5                                     0.00
                                                                   -------------

Class A Monthly Principal
                               Class A1                                     0.00
                               Class A2                                     0.00
                               Class A3                                     0.00
                               Class A4                             6,893,983.71
                               Class A5                                     0.00
                                                                   -------------
                                                                                                   6,893,983.71

Ending Principal Balance of the Class A Notes
                               Class A1                                     0.00
                               Class A2                                     0.00
                               Class A3                                     0.00
                               Class A4                            62,258,216.75
                               Class A5                                     0.00
                                                                   -------------                  -------------
                                                                                                  62,258,216.75
                                                                                                  =============
Class A5

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                      938,556.96
                                          Pool B                      239,986.24
                                                                   -------------
                                                                                                   1,178,543.20

           Class B Overdue Interest, if any                                 0.00
           Class B Monthly Interest - Pool A                            5,524.19
           Class B Monthly Interest - Pool B                            1,412.52

           Class B Overdue Principal, if any                                0.00
           Class B Monthly Principal - Pool A                               0.00
           Class B Monthly Principal - Pool B                               0.00
                                                                   -------------
                                                                                                           0.00

           Ending Principal Balance of the Class B Notes
                                          Pool A                      938,556.96
                                          Pool B                      239,986.24
                                                                   -------------                  -------------
                                                                                                   1,178,543.20
                                                                                                  =============

VI. CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                          Pool A                    1,877,113.94
                                          Pool B                      479,972.50
                                                                   -------------
                                                                                                   2,357,086.44

           Class C Overdue Interest, if any                                 0.00
           Class C Monthly Interest - Pool A                           11,275.20
           Class C Monthly Interest - Pool B                            2,883.03

           Class C Overdue Principal, if any                                0.00
           Class C Monthly Principal - Pool A                               0.00
           Class C Monthly Principal - Pool B                               0.00
                                                                   -------------
                                                                                                           0.00

           Ending Principal Balance of the Class C Notes
                                          Pool A                    1,877,113.94
                                          Pool B                      479,972.50
                                                                   -------------                  -------------
                                                                                                   2,357,086.44
                                                                                                  =============

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                    1,251,409.29
                                          Pool B                      319,981.67
                                                                   -------------
                                                                                                   1,571,390.96

           Class D Overdue Interest, if any                                 0.00
           Class D Monthly Interest - Pool A                            8,022.58
           Class D Monthly Interest - Pool B                            2,051.35

           Class D Overdue Principal, if any                                0.00
           Class D Monthly Principal - Pool A                               0.00
           Class D Monthly Principal - Pool B                               0.00
                                                                   -------------
                                                                                                           0.00

           Ending Principal Balance of the Class D Notes
                                          Pool A                    1,251,409.29
                                          Pool B                      319,981.67
                                                                   -------------                  -------------
                                                                                                   1,571,390.96
                                                                                                  =============

VIII. CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                          Pool A                    1,564,261.60
                                          Pool B                      399,977.09
                                                                   -------------
                                                                                                   1,964,238.69

           Class E Overdue Interest, if any                                 0.00
           Class E Monthly Interest - Pool A                           13,383.56
           Class E Monthly Interest - Pool B                            3,422.14

           Class E Overdue Principal, if any                                0.00
           Class E Monthly Principal - Pool A                               0.00
           Class E Monthly Principal - Pool B                               0.00
                                                                   -------------
                                                                                                           0.00

           Ending Principal Balance of the Class E Notes
                                          Pool A                    1,564,261.60
                                          Pool B                      399,977.09
                                                                   -------------                  -------------
                                                                                                   1,964,238.69
                                                                                                  =============

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                   Pool A                           1,998,815.90
                                   Pool B                             410,213.37
                                                                   -------------
                                                                                                   2,409,029.27

           Residual Interest - Pool A                                       0.00
           Residual Interest - Pool B                                       0.00

           Residual Principal - Pool A                                      0.00
           Residual Principal - Pool B                                      0.00                           0.00

           Ending Residual Principal Balance
                                   Pool A                           1,998,815.90                  -------------
                                   Pool B                             410,213.37                   2,409,029.27
                                                                   -------------                  =============

X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                          29,426.63
            - Collection period Trustee Fee                                                           (5,303.84)
            - Servicer Advances reimbursement                                                        194,092.71
            - Tax, Maintenance, Late Charges, Bank Interest
                and other amounts                                                                     50,839.70
                                                                                                  -------------
            Total amounts due to Servicer                                                            269,055.20
                                                                                                  =============

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the beginning of the related Collection Period                                                62,467,884.76

       Aggregate Discounted Contract Balance of Additional Contracts acquired
          during Collection Period                                                                                             0.00

       Decline in Aggregate Discounted Contract Balance                                                                2,016,527.71

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
          at the ending of the related Collection Period                                                              -------------
                                                                                                                      60,451,357.05
                                                                                                                      =============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                          1,990,670.44

           - Principal portion of Prepayment Amounts                                                   20,892.47

           - Principal portion of Contracts repurchased under Indenture Agreement
               Section 4.02                                                                                 0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                4,964.80

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                         0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                  0.00

                                                                                                    ------------
                                  Total Decline in Aggregate Discounted Contract Balance            2,016,527.71
                                                                                                    ============

POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                  16,003,124.56

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                    0.00

       Decline in Aggregate Discounted Contract Balance                                                                  761,983.25
                                                                                                                      -------------
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          ending of the related Collection Period                                                                     15,241,141.31
                                                                                                                      =============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                            759,941.80

           - Principal portion of Prepayment Amounts                                                       12.95

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                2,028.50

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                         0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                  0.00

                                                                                                      ----------
                                      Total Decline in Aggregate Discounted Contract Balance          761,983.25
                                                                                                      ==========

                                                                                                                      -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     75,692,498.36
                                                                                                                      =============

                           DVI RECEIVABLES XII 2000-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2003

XII.   CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

       POOL A

                                      Discounted                                 Discounted
        Lease #                     Present Value            Lease #            Present Value
-------------------------------------------------          -----------          -------------
#* 2000664-003 (08/03)                22,722.50                                      0.00
#* 2002513-001 (08/03)                 5,256.54
#* 9900071-001 (08/03)                86,594.93
#* 2000664-002 (09/03)                 2,733.12
#* 2002653-001 (09/03)                 5,250.73
#* 9900071-002 (09/03)                16,574.94
#* 2000600-001 (12/03)                 4,964.80
                                                           -----------
                                                  Totals:  $144,097.56

       POOL B

                                     Discounted                                    Discounted
       Lease #                      Present Value            Lease #             Present Value
-------------------------------------------------          -----------          ---------------
#* 2002784-001 (10/03)                79,327.73
#* 9901545-701 (12/03)                 2,028.50

                                                           -----------
                                                  Totals:  $ 81,356.23

            a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS          $    225,453.79
            b) ADCB AT  CLOSING DATE                                             273,612,728.90
            c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                0.08%

*  ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

#  NONRECOVERABLE

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

XIII.   CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A

                             Repurchases             $  6,674,022.12

                             Substitutions           $  5,929,947.88

POOL B

                             Repurchases             $  1,268,224.06

                             Substitutions           $  4,770,073.25

                                                     ---------------
TOTAL                                                $ 18,642,267.31

a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT    $ 18,642,267.31
                             CONTRACTS REPURCHASED
b) ADCB AT  CLOSING DATE                              273,612,728.90
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                6.81%

* ANY DELINQUENT CONTRACT
  THE SERVICER HAS REPURCHASED FROM THE POOL

                           DVI RECEIVABLES XII 2000-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2003

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

   POOL A

                                                                                          Predecessor
                                                     Discounted          Predecessor       Discounted
   Lease #             Lessee Name                  Present Value          Lease #        Present Value
   -------------------------------                  -------------        -----------     ---------------
                       NONE
                                                    -------------                        ---------------
                                            Totals: $        0.00                        $          0.00

   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                              $          0.00
   b) ADCB OF POOL A AT CLOSING DATE                                                     $186,735,373.96
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables            $0.00
b)  Total discounted Contract Balance of Substitute Receivables             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES             NO     X
                                                                            _____              ___


POOL B

                                                                                  Predecessor
                                                Discounted        Predecessor      Discounted
        Lease #             Lessee Name        Present Value        Lease #       Present Value
        -------------------------------        --------------     -----------     -------------
                            NONE
                                                 ----------                       --------------
                                   Totals:       $     0.00                       $         0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                  $         0.00
        b) ADCB OF POOL B AT CLOSING DATE                                         $86,877,354.94
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
            RATING AGENCY APPROVES)                                                         0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
        SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables  $      0.00
b)  Total discounted Contract Balance of Substitute Receivables   $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02          $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
  COLLECTION PERIOD                                               YES             NO    X
                                                                      ______          ____


                           DVI RECEIVABLES XII 2000-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

   POOL A - NON-PERFORMING

                                                                                            Predecessor
                                                     Discounted               Predecessor    Discounted
   Lease #             Lessee Name                 Present Value                Lease #     Present Value
   -------------------------------                 --------------             -----------  ---------------
   1528-004                                           194,560.17              2042-202          981,403.44
   2826-001                                           789,368.50
   2875-008                                           735,842.45              2314-004          707,303.41
   2709-202                                           390,173.53              2041-201          526,898.39
   2712-201                                           123,333.71              2041-202           87,853.47
   2712-202                                           102,100.09
   3323-001                                         1,018,210.69              2659-001          567,212.03
                       Cash                           116,213.37              2660-001          567,212.03
   3694-003                                           607,349.06              973-021           154,974.48
   3698-002                                           506,124.29              973-022            31,639.99
   3702-002                                         1,418,075.66              973-023            49,476.32
                                                                              973-026            56,668.18
                                                                              1969-102          487,002.62
                                                                              2590-001        1,261,454.31
                                                                              1081-501          326,796.30
                                                                              1081-503          124,052.91
                                                    ------------                           ---------------
                                       Totals:      6,001,351.52                              5,929,947.88

   a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                            5,929,947.88
   b) ADCB OF POOL A AT CLOSING DATE                                                       $186,735,373.96
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                   3.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD        YES          NO    X
                                                                                  _____        ____


      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                          Predecessor
                                                   Discounted             Predecessor      Discounted
       Lease #             Lessee Name            Present Value             Lease #      Present Value
      --------------------------------            -------------           -----------    --------------
      3313-001                                    1,103,064.69            1004-501            60,739.26
      3313-003                                    1,035,735.31            1004-502            60,739.26
      3309-002                                      998,471.79            2786-001         3,010,223.86
      3702-005                                      911,603.03            2140-501         1,338,784.65
      3718-001                                      809,799.02            2445-002           224,427.12
                                                                          2671-001            75,159.10
                                                  -------------                          --------------
                                     Totals:      4,858,673.84                           $ 4,770,073.25

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                       $ 4,770,073.25
      b) ADCB OF POOL B AT CLOSING DATE                                                  $86,877,354.94
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                             5.49%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
      THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
      HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables            $0.00
b)  Total discounted Contract Balance of Substitute Receivables             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES            NO    X
                                                                              ______        _____


                           DVI RECEIVABLES XII 2000-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2003

XVI. POOL PERFORMANCE MEASUREMENTS
1.              AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                        TOTAL OUTSTANDING CONTRACTS
          This Month                                           15,552,758.74    This Month           75,692,498.36
          1 Month Prior                                        10,644,613.77    1 Month Prior        78,471,009.32
          2 Months Prior                                        3,464,858.92    2 Months Prior       81,281,930.49

          Total                                                29,662,231.43    Total               235,445,438.17

          a) 3 MONTH AVERAGE                                    9,887,410.48    b)3 MONTH AVERAGE    78,481,812.72

          c) a/b                                                       12.60%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                                    Yes X    No
                                                                                                                       ___      ____

3.        Restricting Event Check

          A. A Delinquency Condition exists for
             current period?                                                                                        Yes X    No
                                                                                                                       ___      ____

          B. An Indenture Event of Default has occurred
             and is then continuing?                                                                                Yes ___  No ____

4.        Has a Servicer Event of Default occurred?                                                                 Yes ___  No ____

5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                                          Yes X    No
                                                                                                                       ___      ____

          B. Bankruptcy, insolvency, reorganization;
             default/violation of any covenant or obligation
             not remedied within 90 days?                                                                           Yes ___  No ____

          C. As of any Determination date, the sum of all
             defaulted contracts since the Closing date
             exceeds 6% of the ADCB on the Closing Date?                                                            Yes      No  X
                                                                                                                       ___      ____


6.        Aggregate Discounted Contract Balance at Closing Date                         Balance    $273,612,728.90


         Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                        TOTAL           % of Total
                           A.D.C.B.                    A.D.C.B.          A.D.C.B.
                           --------                    --------          --------
30 Days Overdue          9,361,769.81               75,692,498.36        12.368%
60 Days Overdue          2,799,666.74               75,692,498.36         3.699%
90 Days Overdue          5,296,660.23               75,692,498.36         6.998%
120 Days Overdue         7,109,137.09               75,692,498.36         9.392%
150 Days Overdue         3,146,961.42               75,692,498.36         4.158%
180 Days Overdue                 0.00               75,692,498.36         0.000%